MERRIMAC SERIES

Merrimac Cash Series
Merrimac Prime Series
Merrimac Treasury Series
Merrimac Treasury Plus Series
Merrimac U.S. Government Series
Merrimac Municipal Series

Supplement dated November 10, 2005 to the Statement of Additional Information dated May 1, 2005

Effective November 10, 2005, the Statement of Additional Information (“SAI”) of the Merrimac Series (the “Trust”) dated May 1, 2005 is hereby supplemented and amended as follows:

The following sentence is added to the one sentence paragraph found below the Distribution Plan fee chart on page 20 of the SAI:

Investors Bank & Trust Company, an affiliate of the Trust, received substantially all of the fees paid under the Trust’s Distribution Plans for the general marketing activities that it provided.